                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  JULY 25, 2002
                                 Date of Report
                        (Date of earliest event reported)

                          AMERICAN COMMERCIAL LINES LLC
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
         (State or Other Jurisdiction of Incorporation or Organization)

                                    333-62227
                            (Commission File Number)

                                   52-2106600
                      (IRS Employer Identification Number)

                             1701 EAST MARKET STREET
                          JEFFERSONVILLE, INDIANA 47130
                    (Address of Principal Executive Offices)

                                 (812) 288-0100
              (Registrant's Telephone Number, Including Area Code)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

PricewaterhouseCoopers LLP ("PwC") was previously the principal independent accounting firm for American Commercial Lines LLC ("ACL"). On July 25, 2002, PwC's appointment as the principal independent accounting firm for ACL was terminated and Ernst & Young LLP ("E&Y") was engaged as ACL's principal independent accounting firm. The decision to change accountants was recommended by the Audit Committee of the Board of Directors of ACL's parent company, Danielson Holding Corporation ("DHC"), and the recommendation to change accountants was accepted by the Board of Managers of ACL on July 25, 2002.

In connection with the audits of the two fiscal years ended December 28, 2001 and December 29, 2000 and during subsequent interim periods through July 25, 2002, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference thereto in their reports on the financial statements for such years.

The audit reports of PwC on the consolidated financial statements of ACL and its subsidiaries for the years ended December 28, 2001 and December 29, 2000, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that PwC's report on the consolidated financial statements of ACL and its subsidiaries for the year ended December 28, 2001, contained a separate paragraph expressing substantial doubt regarding ACL's ability to continue as a going concern.

During ACL's two most recent fiscal years (ended December 28, 2001 and December 29, 2000, respectively) and the subsequent interim period through July 25, 2002, ACL did not consult with E&Y regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

E&Y has reviewed the disclosures in this Item 4 and concurs with the statements regarding E&Y set forth herein. ACL has also provided PwC with a copy of the disclosures contained herein and PwC has furnished a letter to the Securities and Exchange Commission agreeing with the statements made in this disclosure. A copy of PwC's letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

Exhibit
Number                              Description
------                              -----------

16.1                                Letter Regarding Change in Certifying
                                    Accountant.







                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    August 1, 2002

AMERICAN COMMERCIAL LINES LLC
(Registrant)


By:      /s/  James J. Wolff
         -------------------
Name:    James J. Wolff
Title:   Senior Vice President
         (Principal Accounting Officer)